Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2309

Multi-Asset High Income Portfolio 2023-3

(the “Portfolio”)

Supplement to the Prospectus

Effective November 3, 2023, Energy Transfer, L.P. (ticker: ET) has acquired Crestwood Equity Partners, L.P. (“Crestwood”) (ticker: CEQP) in an all stock merger (the “Merger”). As a shareholder of Crestwood, the Portfolio will receive 2.07 shares of Energy Transfer, L.P. in exchange for every 1 shares of Crestwood that it holds as of the November 3, 2023 closing date. The Portfolio will continue to hold and purchase shares of Energy Transfer, L.P.

Supplement Dated: November 3, 2023